Dulles Financial Corporation
P.O. Box 2776
Leesburg, Virginia 20177
Phone: 703-589-1543
Fax: 540-882-4739
November 29, 2005

This lease addendum is made this 29th day of November by and between Dulles Financial Corporation of Leesburg, Virginia and Campus Tech, Inc., of Leesburg, Virginia.

Whereas both parties to an equipment lease dated October 20, 2005, equipment lease number 490102005, have agreed to amend the lease in order that more equipment may added,

Therefore, attached is a new equipment lease schedule reflecting the additional payment and equipment that will be added to the lease. Upon signing, these documents now become a permanent part of equipment lease number 490102005.

Agreed to this 29th day of November, 2005.

Dulles Financial Corporation

By ______________
President

Campus Tech, Inc.,

By X Robert S. Frank
President

EQUIPMENT LEASE SCHEDULE

EE	LESSOR
Campus Tech Inc 803 Sycolin Road Suite 204 Leesburg Va. 20175	DuLLes Financial Corporation P.O. Box 2776 Leesburg Va. 20177

ESCRIPTION OF EQUIPMENT LEASED (Including model or catalogue number, serial number, or other means of identification)

See attached Pages

ERMS OF LEASE 36 months from date of delivery

3. RENTALS Lessee agrees to pay to Lessor Rentals aggregating: $ 4121.28 plus Tax of which an Advance Payment is herewith made in the amount of: $ 120.20 representing ~~the first~~ ~~and last~~ monthly payments.

nce Rentals: $ 4006.80 plus Tax will be payable in: 35 monthly installments beginning: To be determined or as follows:

(State or local taxes, if applicable, to be added to rents)

CURITY DEPOSIT (if any)	5. PLACE OF DELIVERY	6. DATE OF DELIVERY
N/A	ARGroup 751 Miller Drive Suite E Leesburg Va	

UIPMENT LOCATION	8. REVERSIONARY VALUE OF EQUIPMENT
803 Sycolin Road, Suite 204 Leesburg Va. 20175	$1.00

DDITIONAL CONDITIONS:

OVED AND AGREED TO this 29th day of November, 19 2005 as schedule to Equipment Lease dated the 20th day October, 19 2005 by and between the parties hereto, and made a part hereof.

Dulles Financial Corporation

(Lessor)

President

Campus Tech Inc.

BY: X Robert S. Frank

(TITLE) President (Lessee)

6 ED 11/78